                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2007

                        FARMERS & MERCHANTS BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Ohio                          000-14492               34-1469491
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)

    307-11 N. Defiance,          Archbold, Ohio                  43502
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication pursuant to Rule 13e-4(c) under the exchange
    Act (17-CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

      Farmers & Merchants Bancorp, Inc. (the "Company") announced in a January 2, 2008 press release that on December 31, 2007 it completed the acquisition of Knisely Bank, from its parent bank holding company, Knisely Financial Corp., as a result of the merger of Knisely Bank with and into The Farmers & Merchants State Bank, the Company's wholly owned subsidiary bank. The cash transaction was valued at approximately $10.4 million. Knisely Financial Corp. is a privately held bank holding company based in Butler, Indiana. The Company said Knisely Bank, reported balance sheet assets of approximately $46.7 million at September 30, 2007. Following the acquisition, the assets of the Company total in excess of $790 million.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER     EXHIBIT DESCRIPTION
-------    ---------------------------------------------------------------------
99         Press release, dated January 2, 2008, announcing the consummation of the acquisition of Knisely Bank

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                         FARMERS & MERCHANTS BANCORP, INC.
                                                   (Registrant)

      Dated: January 3, 2008             /s/ Paul S. Siebenmorgen
                                         ---------------------------------------
                                         Paul S. Siebenmorgen
                                         President & Chief Executive Officer

                                         /s/ Barbara J. Britenriker
                                         ---------------------------------------
                                         Barbara J. Britenriker
                                         Executive Vice President &
                                         Chief Financial Officer